EXHIBIT 99(b)

                         STOCK PURCHASE AGREEMENT


          THIS AGREEMENT is made and entered into this 6th day of July, 1995, by and between DONALD W. REYNOLDS and the other persons named on
Exhibit 1A hereto (collectively referred to herein as the "Shareholders") and TEI ACQUISITION, INC., a Michigan corporation ("Purchaser").

                           W I T N E S S E T H :

          WHEREAS, the Shareholders are the holders of 870,248 shares of the common stock of Thomas Edison Inns, Inc., a Michigan corporation ("TEI");

          WHEREAS, pursuant to the terms and conditions of this Agreement, the Shareholders desire to sell and Purchaser desires to purchase all of the shares of the common stock of TEI that are owned by the Shareholders and listed on Exhibit 1A (the "TEI Shares").

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and conditions herein contained, the parties agree as follows:

     1. Purchase of TEI Shares. Subject to the terms and conditions of this Agreement and based upon the warranties and representations herein contained, the Shareholders shall sell all of the 870,248 TEI Shares to Purchaser for an aggregate consideration of Seven Million Three Hundred Ninety-Seven Thousand One Hundred Eight Dollars ($7,397,108), ($8.50 per share) to be paid in the form of a promissory note in the form attached hereto as Exhibit 1B to be delivered to and payable to Donald W. Reynolds, for himself and as agent of all of the Shareholders (the "Purchaser's Note") concurrently with execution of this Agreement. The number of the TEI Shares owned by each Shareholder and the total purchase price to be paid to each Shareholder are set forth in Exhibit 1A. The repayment of the Purchaser's Notes will be secured by a pledge of the TEI Shares by Purchaser pursuant to a pledge agreement in the form attached hereto as
Exhibit 1C (the "Pledge Agreement"). The Pledge Agreement provides for a partial release of the shares that are pledged thereunder as payments are made on the Purchaser Note. Upon execution of this Agreement, each of the Sellers will deliver to Purchaser an irrevocable proxy in the form attached hereto as Exhibit 1D.

     2. Representations and Warranties of the Purchaser. The Purchaser represents and warrants that:

     2.01 Incorporation and Good Standing. The Purchaser is a corporation duly incorporated, validly existing, and in good standing under the laws of the state of Michigan and has all requisite corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own its properties and assets and to carry on its business as it is presently being conducted.

     2.02 Authorization. The Board of Directors of the Purchaser has approved this Agreement and the transactions contemplated hereby and has authorized the execution and delivery of this Agreement by the Purchaser. The Purchaser has full power, authority, and legal right to enter into this Agreement and to consummate the transactions contemplated hereby and this Agreement constitutes a legal, valid, and binding obligation of the Purchaser enforceable in accordance with its terms.

     2.03 Litigation. There is no action, suit, proceeding, or investigation pending, at law or in equity, or to the knowledge of the Purchaser's management, threatened, against or affecting the Purchaser before or in any court, either state or federal, public board, or body which calls into question the creation, organization, or existence of the Purchaser, the validity of this Agreement or the authority of the Purchaser to execute, deliver, and carry out the terms of this Agreement or which judgment, order, or finding can reasonably be expected to have a material adverse effect on the condition (financial or otherwise) of the Purchaser.

     3. Representations and Warranties of the Shareholders. Each Shareholder jointly and severally represents and warrants to Purchaser that:

     3.01 Authorization. The execution of this Agreement has been duly authorized by each of them and is binding upon them in accordance with its terms. There is no agreement, judgment, or order which prevents any Shareholder from executing, delivering, and carrying out the terms of this Agreement except as referenced on Exhibit 1A.

     3.02 Ownership of Shares. Each Shareholder is the owner of the number of TEI Shares set opposite his name in Exhibit 1A and owns those shares free and clear of any claims, liens, or encumbrances except as set forth on
Exhibit 1A.

     3.03 SEC Periodic Reports are Accurate. To the best of their knowledge, all of the statements made by TEI in the periodic reports it has filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 are true and accurate.

     3.04 Financial Statements.

          (a) Attached hereto as Exhibit 3.04 are the audited balance sheets of TEI as of November 30, 1994 and 1993, and related audited statements of operation and changes in financial position for the years then ended, including the notes thereto and the unaudited balance sheets of TEI as of February 28, 1995 and 1994, and the related unaudited statements of operation and changes in


                       -2-
     financial position for the periods then ended, including the notes thereto (collectively referred to as the "TEI Financial Statements").

          (b) To the best of their knowledge, all such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved. To the best of their knowledge, as of the date of any such balance sheets, except as and to the extent reflected or reserved against therein, TEI did not have any liabilities or obligations (absolute or contingent) which should be reflected in a balance sheet or the notes thereto prepared in accordance with generally accepted accounting principles, and all assets reflected therein are properly reported and present fairly the value of the assets of TEI in accordance with generally accepted accounting principles. To the best of their knowledge, such statements of operations present fairly the results of operations of TEI for the periods indicated and such statements of changes in financial position present fairly the information which should be presented therein in accordance with generally accepted accounting principles.

     3.05 TEI Resolutions. Attached hereto as Exhibit 3.05 are the resolutions that have been duly adopted by the Board of Directors of TEI to opt out of the control share acquisition provisions of Chapter 7B of the Michigan Business Corporation Act (the "MBCA") and to provide that the "business combination" provisions of Chapter 7A of the MBCA shall not apply to the Purchaser or its affiliates. Those resolutions were adopted on June 12, 1995, and have not been revoked or amended.

     3.06 Financial Condition of Purchaser. Shareholders understand that Purchaser does not currently have sufficient funds on hand with which to make all payments that will be required to be made on the Purchaser's Note. Shareholders understand that the ability of Purchaser to make all of those payments will depend upon Purchaser obtaining additional funds from its operations, debt, or equity financing or otherwise prior to the time that those payments are required.

     4. Conditions to Closing. The obligations of Purchaser to complete the purchase of the TEI Shares from the Shareholders are subject to the satisfaction of the following conditions precedent.

          (a)  As of the Closing, the resolutions set forth on Exhibit
     3.05 shall be in full force and effect and shall not have been revoked, amended, or superseded by TEI's Board of Directors;

          (b) All of the warranties and representations of the Shareholders shall be true as of the Closing; and



                       -3-
          (c) All approvals, consents, and authorizations necessary for a transfer of the TEI Shares hereunder, including, without limitation, from the persons listed on Exhibit 1A to whom certain of the TEI Shares have been pledged, shall have been obtained or Purchaser shall otherwise be satisfied with regard to the necessity of, such approvals, consents, and authorizations.

     5. The Closing. The closing of the sale (the "Closing") shall take place at the offices of Donald W. Reynolds or at such other time or at such other place as may be agreed upon by the parties hereto as soon as practicable following satisfaction of the conditions precedent set forth in
Section 4 hereof. If the Closing has not occurred by September 20, 1995, Purchaser may, at its sole option, terminate this Agreement or extend the date for the Closing. Each Shareholder hereby appoints Donald W. Reynolds as its attorney-in-fact to represent the Shareholder at the Closing to deliver that Shareholder's TEI Shares and to receive and provide a receipt for the payment of the purchase price of those shares.

     6.01 Action by Shareholders at the Closing. At the Closing, the Shareholders shall:

          (a) deliver to Purchaser certificates for all of the TEI Shares duly endorsed with all necessary transfer tax and other revenue stamps, acquired at Shareholder's expense, affixed thereto so as to make Purchaser the sole owner thereof, free and clear of all liens, claims, and encumbrances; and

          (b) deliver any and all certificates, agreements, consents, releases, resolutions, or other instruments required by this Agreement to be so delivered at or prior to the Closing together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby.

     6.02 Action by Purchaser at the Closing. At the Closing, Purchaser shall:

          (a) deliver the Pledge Agreement to secure the payment of the Purchaser's Note and deliver payment of any amounts then due on the Purchaser's Note; and

          (b) deliver any and all certificates, agreements, consents, resolutions, or other instruments required by this Agreement to be so delivered at or prior to the Closing together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby.




                       -4-
     7. Survival of Agreements. All covenants, agreements, representations, and warranties made herein shall survive execution and delivery of this Agreement and the Closing hereunder.

     8. Modifications, Waiver. No modification or waiver of any provision of this Agreement or consent to any departure therefrom shall be effective unless in writing and approved by all of the parties hereto.

     9. Entire Agreement. This Agreement and the Exhibits hereto contain the entire agreement between the parties with respect to the transactions contemplated hereby, and supersedes all negotiations, agreements, representations, warranties, commitments, whether in writing or oral, prior to the date hereof.

     10. Successors and Assigns. All of the terms of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

     11. Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument. Each party shall receive a duplicate original of the counterpart copy or copies executed by it.

     12. Governing Law and Forum. This Agreement shall be governed by the laws of the state of Michigan without regard to its principles of conflicts of laws.

     13. Severability. In the event any provision of this Agreement or the application of such provision to any party shall be held by a court of competent jurisdiction to be contrary to law, the remaining provisions of this Agreement shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement by persons thereunto duly authorized as of the date first above written.

                                   TEI ACQUISITION, INC.


                                   By /s/ Douglas Ziesmer
                                      Douglas Ziesmer, President


                                   SHAREHOLDERS

                                   /s/ Donald W. Reynolds
                                   Donald W. Reynolds



                       -5-
                                   /s/ Debra A. Reynolds
                                   Debra A. Reynolds


                                   /s/ Rebecca L. Reynolds-Awtrey
                                   Rebecca L. Reynolds


                                   /s/ Thomas W. Reynolds
                                   Thomas W. Reynolds


                                   /s/ Cynthia L. Distad
                                   Cynthia L. Distad


                                   INNKEEPERS MANAGEMENT
                                      COMPANY


                                   By:  /s/ Donald W. Reynolds
                                        Donald W. Reynolds





























                       -6-
                OTHER EXHIBITS TO STOCK PURCHASE AGREEMENT


Exhibit 1B     Form of Purchaser's Note.  See Exhibits to Schedule 13D.

Exhibit 1C     Form of Pledge Agreement.  See Exhibits to Schedule 13D.

Exhibit 1D     Form of Irrevocable Proxy.  See Exhibits to Schedule 13D.

Exhibit 3.04 Financial Statements of TEI. See financial statements in Form 10-K for year ended November 30, 1994, and Form 10-Q for quarter ended February 28, 1995.

Exhibit 3.05   TEI Resolutions Adopted June 12, 1995.  See attached.







































                                EXHIBIT 1A

                                 Number of      Purchase Price
Name                             TEI Shares    to be Received    Notes(1)
Donald W. Reynolds               747,850        $  6,356,725     <F5>

Deborah A. Reynolds and
  Donald W. Reynolds, JT. TEN     10,000        $   85,000       <F3>

Rebecca L. Reynolds and
  Donald W. Reynolds, JT. TEN     10,000        $   85,000

Thomas W. Reynolds and
  Donald W. Reynolds, JT. TEN     10,000        $   85,000       <F2>

Cynthia L. Distad and
  Donald W. Reynolds, JT. TEN     10,000        $   85,000       <F4>

Innkeepers Management Company     82,398        $  700,404       <F3><F5>

     Total                       870,248        $7,397,108

<F1>    Certain of the TEI Shares listed below are also pledged to Robert
        Skandalaris.

<F2>    Pledged to First National Bank of Macomb County.

<F3>    34,052 shares pledged to Old Kent Bank.

<F4>    Pledged to Old Kent Bank.

<F5>    An aggregate of 470,016 shares are pledged to Old Kent Bank, 123,850 shares are pledged to First of America Bank, and 200,000 shares are pledged to Independent Bank.













                                EXHIBIT 1B

                              PROMISSORY NOTE

$7,397,108                                                   July ___, 1995
                                                     Grand Rapids, Michigan

          FOR VALUE RECEIVED, TEI ACQUISITION, INC., a Michigan corporation ("Purchaser"), promises to pay to the order of DONALD W. REYNOLDS
("Seller") the principal sum of SEVEN MILLION THREE HUNDRED NINETY SEVEN THOUSAND ONE HUNDRED EIGHT DOLLARS ($7,397,108.00), with interest from the date hereof at the rate of eight percent (8.0%) per annum. The Seller has accepted this Note on behalf of himself and the other persons who are sellers under a Stock Purchase Agreement of even date (the "Stock Purchase Agreement") between Seller and those persons as sellers and Purchaser as purchaser. The principal and interest owed hereunder shall be payable as follows: $2,000,000 of principal shall be paid on September 20, 1995, and 16 payments of $337,319.25 of principal shall be paid on March 20 and September 20 of each year, commencing March 20, 1996. In the event the closing under Stock Purchase Agreement has not yet occurred on the date when a payment of principal is due, that payment due date shall be extended to the date of closing under the Stock Purchase Agreement. All accrued interest hereunder shall be paid at the time of each payment of principal is due. Notwithstanding the foregoing, the entire principal balance and accrued interest shall be paid in full on or before September 20, 2003. If any installment of principal or interest on this Note is not paid in full when due, the entire unpaid indebtedness of this Note (both principal and accrued interest) shall bear interest from that due date at the rate of ten percent (10%) per annum.

          Interest payable on this Note shall be computed on the basis of the actual number of days elapsed divided by the number of days in the then current year. Whenever any payment of principal or interest to be made in respect hereof becomes due on a weekend or legal holiday, the maturity thereof shall be extended to the next succeeding day and interest on any such principal amount shall accrue at the applicable rate during such extension.

          All payments of principal and interest on this Note shall be made in lawful money of the United States of America in immediately available funds at the office of Seller located at 1459 Michigan Street, N.E., Grand Rapids, Michigan 49503, or at such other place as any holder of this Note may designate by notice to Purchaser not less than 5 days prior to the date when such payment is due and payable.

          In the event that any amount payable hereunder is determined to be interest in excess of the maximum interest rate permitted by applicable law, it shall be reduced to such maximum.

          Purchaser's obligations under this Note are expressly subject to the terms and conditions of the Stock Purchase Agreement. Pursuant to a Stock Pledge Agreement between Purchaser and Seller to be delivered at the closing under the Stock Purchase Agreement (the "Pledge Agreement"), the repayment of the principal and interest of this Note shall be secured by a pledge by Purchaser to Seller of certain shares of stock of Thomas Edison Inns, Inc., a Michigan corporation, that will be owned by Purchaser (the "Collateral"). Reference is hereby made to the Pledge Agreement for a statement of the rights and powers of Seller thereunder and a description of the Collateral.

          The occurrence of any one or more of the following which has not been cured by Purchaser within thirty (30) days after notice of intent to declare a default is sent by Seller shall constitute a default hereunder by
Purchaser: (a) the non-payment, when due, of any principal or interest payment to be made pursuant to this Note whether at maturity, upon acceleration, or otherwise; (b) if any act of bankruptcy is committed, general assignment for the benefit of creditors is made or proceeding under any insolvency or bankruptcy law is filed by or against Purchaser; or (c) if Seller in good faith reasonably believes that the ability of Purchaser to satisfy its obligations hereunder is, or will soon be, impaired, time being of the essence. Purchaser shall give prompt notice to Seller of any of the events set forth in (b) of the preceding sentence.

          In the event of a default hereunder, the holder hereof may at any time thereafter, without notice or demand, declare that the entire unpaid principal amount of this Note and all accrued and unpaid interest thereon shall become immediately due and payable, whereupon all such amounts shall become forthwith due and payable without any further notice, presentment, or demand of payment, all of which are hereby expressly waived. The acceptance by Seller of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and the failure to pay the entire amount due shall be and continue to be an event of default, and at any time thereafter and until the entire amount due has been paid. Seller shall be entitled to exercise all rights conferred upon it in this
Note in the event of a default.

          In the event of a default hereunder, the Purchaser hereby agrees to pay all reasonable costs and expenses incurred by the Seller in connection with the enforcement and collection of this Note (including, without limitation, actual attorney's fees and expenses).

          The remedies of the Seller under this Note are cumulative, are in addition to any other remedies provided for by law or in equity, and may, to the extent permitted by law, be exercised concurrently or separately, and the exercise of any one remedy shall not be deemed an election of such remedy or to preclude the exercise of any other remedy.

          The Purchaser shall have the right and option to make prepayments of principal, in whole or in part, in advance of maturity, at such time or times and in such amount or amounts as it may elect, without premium or penalty. All payments received by Seller shall first be applied against


                       -2-
accrued interest, with the balance applied against the payments of principal due hereunder in the order of their maturities.

          The Purchaser and all guarantors of this Note hereby jointly and severally waive presentment, demand, notice of dishonor, protest, and notice of protest of this Note and each of the foregoing hereby jointly and severally agree that no extension of time, renewal, waivers, or modifications granted by the holder hereof with respect to the payment or other provisions of this Note, whether with or without notice, shall affect the obligation of any party hereto.

          This Note has been executed in the State of Michigan and its interpretation and construction shall be governed by the internal laws of the State of Michigan.

WITNESS                            TEI ACQUISITION, INC.


                                   By:
                                       Doug Ziesmer, President































                       -3-

                                EXHIBIT 1C

                             PLEDGE AGREEMENT


          THIS AGREEMENT made and entered into as of this ___ day of __________, 1995 by and between TEI ACQUISITION, INC., a Michigan corporation (the "Pledgor") and DONALD W. REYNOLDS, on behalf of himself and the other persons listed on the attached Exhibit A (the "Secured Party").


                           W I T N E S S E T H :

          WHEREAS, Pledgor has given Secured Party a promissory note dated July __, 1995, in the principal amount of $7,397,108 (the "Note"), as payment of the purchase price of 870,248 shares (the "Pledged Shares") of the common stock of Thomas Edison Inns, Inc., a Michigan corporation (the "Company") that were sold by Secured Party to Pledgor; and

          WHEREAS, Pledgor wishes to grant further security and assurance to Secured Party in order to secure performance of the Note and to that effect has agreed to pledge to Secured Party all of its right, title, and interest in and to the Pledged Shares.

          NOW, THEREFORE, in consideration of the foregoing and for $1.00 and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto mutually agree as follows:

     1. Pledge of Shares. As security for the full payment of the Note, the Pledgor shall deliver, pledge, and assign to Secured Party and creates a security interest in all of its right, title, and interest in and to the Pledged Shares. All of the capital stock of the Company that Pledgor owns beneficially or of record as of the date hereof is presently represented by the stock certificates which shall be delivered to Secured Party. Secured Party shall maintain possession and custody of the certificates representing the Pledged Shares. Pledgor has also delivered to Secured Party an assignment separate from certificate in the form attached hereto as Exhibit B for each certificate representing the Pledged Shares that has been signed by Pledgor with its signature guaranteed by an authorized officer of a bank or brokerage house.

     2. Inducing Representations of Pledgor. Pledgor represents and warrants to Secured Party that:

          (a) Pledgor is the record and beneficial owner of, and has good and marketable title to, the Pledged Shares and such shares are and will remain free and clear of all pledges, liens, security interests, and other encumbrances and restrictions on the transfer and assignment thereof, except those set forth in this Agreement and any other liens that are agreed to by Secured Party;

          (b) Other than this Agreement, there is no outstanding options, warrants, or other agreements with respect to the Pledged Shares; and

          (c) The execution and delivery of this Pledge Agreement by Pledgor will not result in a violation of any mortgage, indenture, contract, instrument, judgment, decree, order, statute, rule, or regulation to which the Pledgor or the Pledged Shares is subject.

     3. Administration of Security. The following provisions shall govern the administration of the Pledged Shares:

          (a) Pledgor shall be entitled to vote or consent with respect to the Pledged Shares in any manner not inconsistent with this Pledge Agreement.

          (b) Upon the occurrence, and during the continuance of, an Event of Default (as used herein, "Event of Default" shall mean the occurrence of any default under the Note, or the failure of Pledgor to satisfy any obligation under this Pledge Agreement), at any time, or from time to time, after the date hereof, that Pledgor, as record and beneficial owner of the Pledged Shares, shall have received or shall have become entitled to receive, any cash dividends, redemption payments, or other distributions, or any securities or property (including cash) by way of stock-split, spin-off, split-up, or as a result or reclassification, combination of shares or the like, or any reorganization, merger, or consolidation of the Company, then and in each case, Pledgor shall deliver to Secured Party, and Secured Party shall be entitled to receive and retain, all such securities or property as part of the Pledged Shares as additional security.

          (c) Pledgor shall immediately upon request by Secured Party and in confirmation of the security interests hereby created, execute and deliver to Secured Party such further instruments, assurances, and agreements, in form and substance as Secured Party shall request.

          (d) Subject to any sale by Secured Party or other disposition by Secured Party of the Pledged Shares or other property pursuant to this Pledge Agreement, the Pledged Shares and any other property then held as part of the Pledged Shares, in accordance with the provisions of this Pledge Agreement, shall be returned to Pledgor upon full payment, satisfaction, and termination of the Note. In addition, upon each payment of

                       -2-
     principal and accrued interest that is made upon the Note, the Pledgor shall be entitled to have released from this Pledge Agreement a number of Pledged Shares equal to the original number of Pledged Shares multiplied by a fraction, the numerator of which is the amount of the principal payment of the Note which is then being made and the denominator of which is the original principal balance of the Note.

     4.   Remedies.

          Upon the occurrence of any Event of Default:

          (a) Secured Party may instruct Pledgor to register the Pledged Shares in the name of Secured Party or in the name of Secured Party's nominee if it has not already done so.

          (b) Secured Party may exercise all voting and corporate rights with respect to said Pledged Shares and may exercise any and all rights of conversion, exchange, subscription, or any other rights, privileges, or options pertaining to any of the Pledged Shares as if Secured Party were the absolute owner thereof, including, without limitation, the right to exchange, at its discretion, any and all of the Pledged Shares upon the merger, consolidation, reorganization, recapitalization, or other readjustment of the Company. Secured Party shall have the right to deposit and deliver any and all of the Pledged Shares to any committee, depository, transfer agent, registrar, or other designated agency upon such terms and conditions as Secured Party may choose, all without liability. However, Secured Party shall have no duty to exercise any of the aforesaid rights, privileges, or options and shall not be responsible for any failure to do so or delay in doing so.

          (c) In addition to all the rights and remedies of a secured party under the Uniform Commercial Code, Secured Party shall have the right, and without demand of performance or other demand, advertisement or of notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Pledgor or any other person (all and each of which demands, advertisements, and/or notices are hereby expressly waived to the extent permitted by law), to proceed to forthwith collect, receive, appropriate, and realize upon the Pledged Shares, or any part thereof, and to proceed to forthwith sell, assign, give option or options to purchase, contract to sell, or otherwise dispose of and deliver the Pledged Shares or any part thereof in one or more parcels at public or private sale or sales at any stock exchange, broker's board, or at any of Secured Party's offices or elsewhere on such terms (including, without limitation, a requirement that any purchaser of all or any part


                       -3-
     of the Pledged Shares shall be required to purchase the shares constituting the Pledged Shares solely for investment and without any intention to make a distribution thereof) as Secured Party, in its sole and absolute discretion, may deem best. The foregoing disposition may be for cash or on credit or for future delivery without assumption of any credit risk, with the right of Secured Party to purchase all or any part of the Pledged Shares so sold at any such sale or sales, public or private, free of any right or equity which is hereby expressly waived or released by the Pledgor.

          (d) All of Secured Party's rights and remedies, including, but not limited to, the foregoing, shall be cumulative and not exclusive and shall be enforceable alternatively, successively, or concurrently as Secured Party may deem expedient.

          (e) Pledgor recognizes that Secured Party may be unable to effect a public sale of all or part of the Pledged Shares by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Act"), but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Pledged Shares for their own account, for investment, and not with a view to the distribution or resale thereof. Pledgor agrees that private sales so made may be at prices and on other terms less favorable to the seller than if the Pledged Shares were sold at public sale, and that Secured Party has no obligation to delay the sale of any Pledged Shares for the period of time necessary to permit the registration of the Pledged Shares for public sale under the Act. Pledgor agrees that a private sale or sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner, provided, however, Pledgor shall receive at least thirty
     (30) days' written notice of the time and place of each proposed private sale.

          (f) If any consent, approval, or authorization of any state, municipal, or other governmental department, agency, or authority should be necessary to effectuate any sale or other disposition of the Pledged Shares, or any partial disposition of the Pledged Shares, Pledgor will execute all such applications and other instruments as may be required in connection with securing any such consent, approval, or authorization, and will otherwise use its best efforts to secure the same.

          (g) Upon any sale or other disposition, Secured Party shall have the right to deliver, assign, and transfer to the purchaser thereof the Pledged Shares so sold or disposed of. Each purchaser, at any such sale or other disposition (including Secured Party), shall hold the Pledged Shares free from any claim

                       -4-
     or right or whatever kind, including any equity or right of redemption of Pledgor. Pledgor specifically waives all rights of redemption, stay, or appraisal which it had or may have under any rule or law or statute now existing or hereafter adopted.

          (h) Secured Party shall not be obligated to make any sale or other disposition, unless the terms hereof shall be satisfactory to it. Secured Party, may, without notice or publication, adjourn any private or public sale, and, upon five
     (5) days' prior notice to Pledgor, hold such sale at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Pledged Shares, on credit or future delivery, the Pledged Shares so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof, but the Secured Party shall incur no liability in case of the failure of such purchaser to take up and pay for the property so sold and, in case of any such failure, such property may again be sold as herein provided.

     5.   Disposition of Proceeds.

          (a) The proceeds of any sale or disposition of all or any part of the Pledged Shares shall be applied by Secured Party in the following order:

               (i) to the payment in full of the costs and expenses of such sale or sales, collections, and the protection, declaration, and enforcement of any security interest granted hereunder, including the reasonable compensation of Secured Party's agents and attorneys;

               (ii) to the payment of the unpaid principal and interest on the Note in such order as Secured Party may elect; and

               (iii) to the payment to Pledgor of any surplus then remaining from such proceeds, subject to the rights of any holder of liens on the Pledged Shares of which Secured Party has actual notice.

          (b) In the event that the proceeds of any sale or other disposition are insufficient to cover the principal of, and interest on, the Note, plus costs and expenses of the sale or other disposition, Pledgor shall remain liable for any deficiency.

     6.   General Provisions.

          (a) Secured Party, or its designee, is hereby appointed the attorney-in-fact of Pledgor for the purpose of carrying out the

                       -5-
     provisions of this Pledge Agreement and taking any action and executing any instrument which Secured Party reasonably may deem necessary and advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable as one coupled with an interest.

          (b) Secured Party and its assigns shall have no obligation in respect of the Pledged Shares, except to hold and dispose of the same in accordance with the terms of this Pledge Agreement.

          (c) Any notice required to be given or made to a party hereunder must be in writing and delivered in person or sent by first class mail or express delivery to the address of each party appearing below its signature hereto. Addresses for notice purposes may be changed by giving a notice of the new address.

          (d) No failure on the part of Secured Party to exercise, and no delay in exercising, any right, power, or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Secured Party of any right, power, or remedy hereunder preclude any other or future exercise thereof, or the exercise of any other right, power, or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law or any other agreement. The representations, covenants, and agreements of Pledgor herein contained shall survive the date hereof.

          (e) Neither this Pledge Agreement nor the provisions hereof can be changed, waived, or terminated except in writing signed by both parties.

          (f) This Pledge Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors, legal representatives, and assigns.

          (g) This Pledge Agreement may be executed in two or more counterparts and shall be governed by, and construed in accordance with, the internal laws of the state of Michigan.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the date first above written.

WITNESSES:                         PLEDGOR:

                                   TEI ACQUISITION, INC.


                                   By:
                                        Douglas Ziesemer, President


                       -6-
                                   SECURED PARTY:



                                   Donald W. Reynolds














































                       -7-

                                 EXHIBIT A


Donald W. Reynolds

Deborah A. Reynolds and
  Donald W. Reynolds, JT. TEN

Rebecca L. Reynolds and
  Donald W. Reynolds, JT. TEN

Thomas W. Reynolds and
  Donald W. Reynolds, JT. TEN

Cynthia L. Distad and
  Donald W. Reynolds, JT. TEN

Innkeepers Management Company



































                                 EXHIBIT B

                STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE


          FOR VALUE RECEIVED, the undersigned does (do) hereby sell, assign, and transfer to _______________________________________ (Social
Security or Taxpayer Identification Number _______________), ________ shares of the common stock of Thomas Edison Inns, a Michigan corporation (the "Company"), represented by Certificate Number(s) ______________________________________, standing in the name of the undersigned on the books of the Company.

          The undersigned does (do) hereby irrevocably constitute and appoint ______________________________________________________ as attorney to transfer the said stock on the books of the Company, with full power of substitution in the premises.


                                   TEI ACQUISITION, INC.


Dated:
                                   Douglas Ziesemer, President



Signature(s) Guaranteed By


NOTE: The signature(s) to this Assignment must correspond with the name(s) as written on the face of the certificate(s) in every particular without alteration. The signature(s) to this Assignment must also be guaranteed by a bank, trust company, or stock exchange member recognized by the Company's transfer agent.


















                                EXHIBIT 1D

                             IRREVOCABLE PROXY

          The undersigned, being the owners of shares of capital stock of Thomas Edison Inns, a Michigan corporation (the "Company"), have entered into a Stock Purchase Agreement dated July 6, 1995, between the undersigned as sellers and TEI Acquisition, Inc., a Michigan corporation ("TAI") as purchaser (the "Stock Purchase Agreement") whereby the undersigned have agreed to sell to TAI an aggregate of 870,248 shares of the Company's common stock owned by the undersigned. The attached Exhibit A shows the number of shares of the Company's common stock owned by the undersigned. The attached Exhibit A shows the number of shares of the Company's common stock owned by each of the undersigned. The undersigned do hereby jointly and severally constitute and appoint Douglas F. Ziesemer or any other person designated by TAI as our true and lawful attorneys for us and in our name, place, and stead, with full power of substitution, to vote as our proxies all our shares in the Company, at any and all meetings, regular or special, of the stockholders of the Company or any adjournments thereof, giving and granting to our said attorneys all the powers we would possess if personally present. We hereby jointly and severally ratify and confirm all acts that attorney or its substitutes shall lawfully do or cause to be done by virtue hereof; and hereby revoke any proxy or proxies heretofore given by us to any person or persons whatsoever.

          This proxy is being granted in accordance with the terms of the Stock Purchase Agreement. Accordingly, this proxy shall be deemed to be coupled with an interest and will therefore by irrevocable without the consent of TAI. Not withstanding the foregoing, pursuant to the terms of the Stock Purchase Agreement, this proxy will terminate upon the termination of the Stock Purchase Agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement by persons thereunto duly authorized as of the date first above written.



                                   Donald W. Reynolds




                                   Deborah A. Reynolds




                                   Rebecca L. Reynolds




                                   Thomas W. Reynolds




                                   Cynthia L. Distad


                                   INNKEEPERS MANAGEMENT
                                      COMPANY


                                   By
                                       Donald W. Reynolds





































                       -2-

                                 EXHIBIT A
             Shares Owned by Each Person Granting Proxy to TAI

                                                            Number of
                  Name                                        Shares
               Donald W. Reynolds                            747,850

               Deborah A. Reynolds and
                    Donald W. Reynolds, JT.TEN                10,000

               Rebecca L. Reynolds and
                  Donald W. Reynolds, JT.TEN                  10,000

               Thomas W. Reynolds and
                  Donald W. Reynolds, JT.TEN                  10,000

               Cynthia L. Distad and
                  Donald W. Reynolds, JT.TEN                  10,000

               Innkeepers Management Company                  82,398

                    Total                                    870,248



























                               EXHIBIT 3.05

                   PROPOSED RESOLUTIONS TO BE ADOPTED BY
                         THE BOARD OF DIRECTORS OF
                         THOMAS EDISON INNS, INC.


Opt out of Chapter 7A of MBCA.

     RESOLVED, that pursuant to 782(1)(b) of the Michigan Business Corporation Act (the "MBCA"), the requirements of Section 780 of the MBCA shall not apply to any "business combination" (as defined in Section 776(5) of the MBCA) of any type between the Company and TEI Acquisition, Inc. and/or its existing or future affiliates.

Opt out Chapter 7B of MBCA.

     RESOLVED, that pursuant to Article IX of the Company's Bylaws and
Section 794 of the MBCA, the following new Article X shall be added to the Company's Bylaws to "opt out" of the provisions of Chapter 7B of the MBCA.


                                 ARTICLE X
                        CONTROL SHARE ACQUISITIONS

Chapter 7B of the Michigan Business Corporation Act (MCLA 450.1790 - 450.1799) shall not apply to control share acquisitions (as defined in MCLA 450.1791) that occur after June 12, 1995, the date this Article X was adopted.